UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 19, 2005

Cole Credit Property Trust II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-121094	20-1676382
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona		85016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(602) 778-8700

None
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Rite Aid – Alliance, OH

On October 19, 2005, Cole RA Alliance OH, LLC, a Delaware limited liability company ("RA Alliance"), a wholly-owned subsidiary of Cole Operating Partnership II, LP ("COP II"), the operating partnership of Cole Credit Property Trust II, Inc. (the "Company"), entered into an agreement of purchase and sale (as amended, the "RA Agreement") with Monogram Development XV, LTD., an Ohio limited liability company ("Monogram"), which is not affiliated with the Company, its advisor or affiliates. Series A, LLC, which is an affiliate of the Company and the Company’s advisor, was the original purchaser under the RA Agreement and assigned its rights and obligations under the RA Agreement to RA Alliance. Pursuant to the RA Agreement, RA Alliance agrees to purchase all of Monogram’s interest in a 11,325 square foot single-tenant retail building on an approximately 1.79 acre site located in Alliance, Ohio (the "RA Alliance Property"), for a gross purchase price of $2.1 million, exclusive of closing costs. The RA Alliance Property was constructed in 1996 and is leased to Rite Aid of Ohio, Inc. ("RA Ohio") through April 30, 2017. The area surrounding the property within a three-mile radius is shared by multi-family housing and commercial development.

In connection with the RA Alliance Agreement, RA Alliance paid $75,000 as an earnest money deposit (the "RA Deposit") to an escrow agent. Upon the consummation of the purchase and sale transaction contemplated by the RA Agreement, the RA Deposit will be applied to the purchase price. The RA Deposit is non-refundable and if the transaction is not consummated as a result of a default by RA Alliance, the RA Deposit shall be paid to Monogram as liquidated damages. The RA Agreement contains customary representations and warranties and customary indemnification provisions.

On October 20, 2005, RA Alliance acquired the RA Alliance Property from Monogram. For further information regarding the RA Alliance Property, see Item 2.01 of this current report on Form 8-K.

La-Z-Boy – Glendale, AZ

On October 25, 2005, Cole LB Glendale AZ, LLC, a Delaware limited liability company ("LB Glendale"), a wholly-owned subsidiary of COP II, entered into an agreement of purchase and sale (as amended, the "LB Glendale Agreement") with E&R Bell Road, LLC, an Arizona limited liability company ("E&R"), which is not affiliated with the Company, its advisor or affiliates. Series B, LLC, which is an affiliate of the Company and the Company’s advisor, was the original purchaser under the LB Glendale Agreement and assigned its rights and obligations under the LB Glendale Agreement to LB Glendale. Pursuant to the LB Glendale Agreement, LB Glendale agrees to purchase all of E&R’s interest in a 23,000 square foot single-tenant retail building on an approximately 3.18 acre site located in Glendale, Arizona (the "LB Glendale Property"), for a gross purchase price of approximately $5.7 million, exclusive of closing costs. The LB Glendale Property was constructed in 2001 and will be leased to EBCO, Inc. ("EBCO") through November 30, 2015.

In connection with the LB Glendale Agreement, LB Glendale paid $100,000 as an earnest money deposit (the "LB Glendale Deposit") to an escrow agent. Upon the consummation of the purchase and sale transaction contemplated by the LB Glendale Agreement, the LB Glendale Deposit will be applied to the purchase price. The LB Glendale Deposit is non-refundable and if the transaction is not consummated as a result of a default by LB Glendale, the LB Glendale Deposit shall be paid to E&R as liquidated damages. The LB Glendale Agreement contains customary representations and warranties and customary indemnification provisions.

Pursuant to the terms of the LB Glendale Agreement, the closing of the transaction is expected to occur on or about October 25, 2005.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Rite Aid – Alliance, OH

On October 20, 2005, RA Alliance acquired the RA Alliance Property from Monogram. The purchase price of the RA Alliance Property was $2.1 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of $42,000.

The RA Alliance Property is 100% leased to RA Ohio, a subsidiary of Rite Aid Corporation ("Rite Aid"), which guarantees the lease. The RA Alliance Property is subject to a net lease pursuant to which RA Ohio is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The annual base rent of $189,023, or $16.69 per square foot, is fixed through the initial lease term, which expires April 30, 2017. RA Ohio has six options to renew the lease, each for an additional five year term, beginning on May 1, 2017, with rental escalations descending from a range of 6.0% at first renewal to 4.6% at the final renewal option.

Rite Aid operates over 3,300 stores in 28 states and Washington, DC. Rite Aid has a Standard and Poor’s credit rating of "B+" and its stock is publicly traded on the New York Stock Exchange under the ticker symbol "RAD".

An affiliate of the Company has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the RA Alliance Property and will receive a property management fee of 2.0% of the monthly gross revenue from the property. The Company currently has no plans for any renovations, improvements or development of the RA Alliance Property. The Company believes the RA Alliance Property is adequately insured.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before January 3, 2006, by amendment to this Form 8-K, which date is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Exhibits.

99.1 Press release dated October 25, 2005.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cole Credit Property Trust II, Inc.

October 25, 2005	By:	/s/ Blair D. Koblenz

Name: Blair D. Koblenz
Title: Chief Financial Officer and Executive Vice President

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 25, 2005.